Deferred taxation (Details)	12 Months Ended
Feb. 28, 2021
Disclosure of deferred taxes [text block] [Abstract]
Deferred taxation, description	The tax losses available from these subsidiaries are ZAR15.3 million (2020: ZAR7.4 million). Detailed budgets and forecasts have been prepared by management which support the recoverability of these tax losses. None of the tax losses expire in terms of local tax legislation. No deferred tax liability is recognized on temporary differences of ZAR1,208 million (2020: ZAR1,356 million) relating to the unremitted earnings of overseas subsidiaries as the Group is able to control the timings of the reversal of these temporary differences and it is probable that they will not reverse in the foreseeable future